UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 5, 2008
Cohu, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-04298	95-1934119

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12367 Crosthwaite Circle, Poway, California	92064

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 858-848-8100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement.
          See Item 2.01 below.
Item 2.01. Completion of Acquisition or Disposition of Assets.
          Cohu, Inc. (“Cohu”), through its wholly owned semiconductor equipment subsidiary, Delta Design, Inc., a Delaware corporation, and certain subsidiaries of Delta Design (collectively, “Delta”), entered into a Share Purchase and Transfer Agreement and an Asset Purchase Agreement (collectively, the “Purchase Agreements”) on December 5, 2008 and December 9, 2008, respectively, with Dover Electronic Technologies, Inc. and other subsidiaries of Dover Corporation (collectively, “Dover”), pursuant to which Delta acquired all of the outstanding share capital of Rasco GmbH, a limited liability company formed pursuant to the laws of the Federal Republic of Germany, Rosenheim Automation Systems Corporation, a California corporation, and certain assets of Rasco Automation Asia (collectively “Rasco”). Rasco, headquartered near Munich, Germany, designs, manufactures and sells Gravity-Feed and Strip Semiconductor Test Handlers used in final test operations by semiconductor manufacturers and test subcontractors. Under the terms of the Purchase Agreements, the total purchase price was $80.0 million in cash that was funded out of Cohu’s existing cash reserves. The acquisition of Rasco was completed on December 9, 2008.
          The foregoing description of the acquisition and the Purchase Agreements is qualified in its entirety by reference to the Purchase Agreements, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, and incorporated herein by reference.
          On December 8, 2008, Cohu issued a press release announcing the acquisition. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired.
          Cohu intends to provide the audited consolidated financial statements of Rasco for the fiscal year ended December 29, 2007 as required by Rule 3-05(b) of Regulation S-X by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 9.01(a)(4) of this Form.
(b)	Pro Forma Financial Information.
          Cohu intends to provide pro forma financial information by amendment to this Current Report on Form 8-K within the time allowed for such filing by Item 9.01(b) (2) of this Form.
(d)	Exhibits.
Exhibit No. — 10.1
Share Purchase and Transfer Agreement dated December 5, 2008 by and among Delta Design, Inc. (and certain of its subsidiaries) and Dover Electronic Technologies, Inc. (and certain of its subsidiaries)
Exhibit No. — 10.2
Asset Purchase Agreement dated December 9, 2008 by and between a subsidiary of Delta Design, Inc. and certain subsidiaries of Dover Electronic Technologies, Inc.
Exhibit No. — 99.1
Press release dated December 8, 2008 of Cohu, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cohu, Inc.

December 11, 2008	By: Jeffrey D. Jones Name: Jeffrey D. Jones
Title: VP Finance & CFO

Exhibit Index

Exhibit No.	Description
10.1	Share Purchase and Transfer Agreement dated December 5, 2008 by and among Delta Design, Inc. (and certain of its subsidiaries) and Dover Electronic Technologies, Inc (and certain of its subsidiaries)

10.2	Asset Purchase Agreement dated December 9, 2008 by and between a subsidiary of Delta Design, Inc. and certain subsidiaries of Dover Electronic Technologies, Inc.

99.1	Press release dated December 8, 2008, of Cohu, Inc.